Exhibit 10.3

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


          AMENDMENT NO. 2 dated as of March 5, 2004 to the Credit Agreement dated as of September 10, 2003 (as heretofore amended, the "Credit Agreement") among CONSECO, INC. (the "Company"), the several financial institutions from time to time party thereto (the "Banks"), and BANK OF AMERICA, N.A., as Agent (the "Agent").

                              W I T N E S S E T H :

          WHEREAS, the Company has notified the Agent and the Banks that, pursuant to a registration statement filed with the SEC on January 29, 2004 (as the same may be amended from time to time), the Company intends to offer and sell to the public shares of its common stock and its Class B Mandatorily Convertible Preferred Stock (the "Proposed Equity Issuances"); and

          WHEREAS, the Company has requested the Banks to amend the definitions of "Conseco Available Cash Flow" and "Conseco EBITDA" as set forth herein;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1 . Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

          Section 2 . Amendments.

          (a) Clause (k) of the definition of "Conseco Available Cash Flow" in
Section 1.01 of the Credit Agreement is amended by replacing the reference to "clause (f)" with "clause (g)".

          (b) The definition of "Conseco EBITDA" in Section 1.01 of the Credit Agreement is amended by (i) replacing clause (c) thereof with "(c) depreciation and amortization of tangible and intangible assets (including any amortization of premium (or discount) associated with the Company's actively managed fixed income maturities, which amortization is related to mark-to-market adjustments made on August 31, 2003 pursuant to principles of fresh start accounting)," (ii) inserting a new clause (d) thereof to read as follows: "(d) to the extent not capitalized under GAAP, renewal commissions calculated at ultimate commission rates for those insurance products falling within the guidance of FAS 60," and
(iii)
renumbering clauses (d) through (i) thereof as clauses (e) through (j), respectively.

          (c) Exhibit A attached to the Credit Agreement is deleted and replaced with Exhibit A attached to this Amendment.

          Section 3 . Waivers; Consent.

          (a) The Banks party hereto hereby agree that, notwithstanding the provisions of Sections 2.08(c) and 7.08(c) of the Credit Agreement, the Company may, within three Business Days after any Net Proceeds are received by or on behalf of the Company in respect of the Proposed Equity Issuances, deposit into trust for the equal and ratable benefit of the holders of the New CNC Preferred Stock to be repurchased or redeemed (with such funds not being revocable until two years after the proposed redemption date) that portion of such Net Proceeds that the Company would have been permitted to apply towards such repurchase or redemption pursuant to the terms of Sections 2.08(c) and 7.08(c) of the Credit Agreement if such funds had been applied to repurchase or redeem the New CNC Preferred Stock within the five Business Days period specified therein (the "Preferred Stock Redemption Amount"); provided that the Company shall (x) within three Business Days of the consummation of the Proposed Equity Issuances, give a written notice of redemption (and deliver a copy of such notice to the Agent) of the New CNC Preferred Stock as provided in the certificate of designations setting forth the terms of the New CNC Preferred Stock (the "Certificate of Designations"), which notice shall specify a redemption date no later than 45 days after the date thereof and shall be with respect to the maximum number of shares of New CNC Preferred Stock that can be redeemed with the Preferred Stock Redemption Amount (including an amount in respect of all dividends that will accrue to the redemption date), (y) within five Business Days after any such Net Proceeds are received by or on behalf of the Company, prepay Borrowings with the remaining portion of such Net Proceeds to the extent required by Section 2.08(c) of the Credit Agreement as modified hereby and (z) apply the Preferred Stock Redemption Amount to the repurchase or redemption of the New CNC Preferred Stock as required by and pursuant to the terms of the Certificate of Designations.

          (b) The Banks party hereto hereby waive compliance by the Company with the provisions of Section 7.02 of the Credit Agreement to the extent (but only to the extent) necessary to permit the Company to deposit the Preferred Stock Redemption Amount in a trust account solely for the equal and ratable benefit of the holders of the New CNC Preferred Stock; provided that such account shall be funded and maintained solely for the purposes of paying amounts payable upon the repurchase or redemption of the New CNC Preferred Stock.

          Section 4 . Representations of the Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 5 of the Credit Agreement will be true and correct in all material respects on and as of the Amendment Effective Date (as defined below) and (ii) no Default will have occurred and be continuing on such date.

          Section 5 . Amendment Fees. By no later than the first Business Day after the Amendment Effective Date, the Company shall pay the Agent for the account of each Bank that has evidenced its agreement hereto as provided in
Section 8(a) below by 6:00 p.m., New York City time, on March 5, 2004, an amendment fee in an amount equal to 0.075% of the aggregate outstanding principal amount of such Bank's Loans (as outstanding on the opening of business on the date hereof).

          Section 6 . Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          Section 7 . Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Section 8 . Effectiveness. This Amendment shall become effective on the date when the following conditions are met (the "Amendment Effective Date"):

          (a) the Agent shall have received from each of the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

          (d) the Agent shall have received from the Company a counterpart hereof signed by the Company or facsimile or other written confirmation (in form satisfactory to the Agent) that the Company has signed a counterpart hereof; and

          (e) the Agent shall have received payment of any other costs, fees and expenses (including reasonable legal fees and expenses for which invoices shall have been submitted to the Company but excluding, for the avoidance of doubt, any amendment fees payable pursuant to Section 5) payable on or prior to the Amendment Effective Date in connection with this Amendment or the Loan Documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                  CONSECO, INC.




                                  By:/s/ Daniel J. Murphy
                                     ------------------------------------------
                                     Name:   Daniel J. Murphy
                                     Title:  Senior Vice President
                                                and Treasurer

                                  BANK OF AMERICA, N.A.,
                                    as Agent and as a Bank




                                  By:/s/ Bruce McCormick
                                     ------------------------------------------
                                     Name:   Bruce McCormick
                                     Title:  Managing Director

                                                                      EXHIBIT A


                         FORM OF COMPLIANCE CERTIFICATE

                                              Financial Statement Date: _______

To:  Bank of America, N.A., as Agent

Ladies and Gentlemen:

          Reference is made to that certain Credit Agreement dated as of [ ], 2003 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"; the terms defined therein being used herein as therein defined), among Conseco, Inc., a Delaware corporation (the "Company"), the Banks from time to time party thereto, and Bank of America, N.A., as Agent.

          The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that he/she is the [insert title] of the Company, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Agent on behalf of the Company, and that:

          [Use the following paragraph 1 for fiscal year-end financial statements.]

          1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the opinion of an Independent Auditor required by such section.

                                      [or]

          [Use the following paragraph 1 for fiscal quarter-end financial statements.]

          1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present in all material respects, in accordance with GAAP (subject to the absence of footnotes and ordinary, good faith year-end and audit adjustments), the financial position and the results of operations of the Company and its Subsidiaries as at such date and for such period.

          2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

          3. A review of the activities of the Company during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company performed and observed all its obligations under the Loan Documents, and to the best knowledge of the undersigned during such fiscal period,

          [Select one:]

          [the Company performed and observed each covenant and condition of the Loan Documents applicable to it.]

                                      [or]

          [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

          4. The financial covenant analyses and information set forth on
Schedule 2 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

          IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate in his/her capacity as Responsible Officer of the Company as of__________, _____.

                                  CONSECO, INC.




                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                   SCHEDULE 1

                          TO THE COMPLIANCE CERTIFICATE

                                   SCHEDULE 2

                         TO THE COMPLIANCE CERTIFICATE(1)


     For the Fiscal Quarter/Year ended __________________ ("Statement Date")



1. Section 2.08(e) -- Conseco Excess Cash Flow and Excess Aggregate RBC Ratio(2)

For most recently ended Excess Cash Calculation Period:

     (a) Actual Conseco Excess Cash Flow for such Excess Cash Calculation
Period:

         (i)    amount determined pursuant to item 9(b)(xv)(B) below:(3)                                        $
                                                                                                                 ---------------
         (ii)   cash income taxes paid or to be paid by the Company for such period:                            $
                                                                                                                 ---------------
         (iii)  cash interest expense paid by the Company and not reflected in the calculation of
     Conseco Available Cash Flow for such period:                                                               $
                                                                                                                 ---------------
         (iv)   permanent repayments of Indebtedness by the Company during such period to the extent
     permitted under Section 7.10(a) of the Agreement:                                                          $
                                                                                                                 ---------------
                (A)  repayments already reflected in the calculation of Conseco
         Available Cash Flow for such period:                                                                   $
                                                                                                                 ---------------
                (B) (a)(iv) minus (a)(iv)(A):                                                                   $
                                                                                                                 ---------------
         (v)    sum of (a)(ii) + (a)(iii) + (a)(iv)(B):                                                         $
                                                                                                                 ---------------
         (vi)   (a)(i) minus (a)(v):                                                                            $
                                                                                                                 ---------------

---------------------
1 In case of any inconsistency between the provisions of this Schedule and the provisions of the Agreement, the Agreement shall prevail.

2 Only required on an annual basis for most recently ended Excess Cash Calculation Period.

3 Representing Conseco Available Cash Flow for such Excess Cash Calculation Period.


         (vii)  amount, if any, that any Department has required the Company to reinvest in or otherwise return to any Insurance Subsidiary to the extent that such amount is included
     in the calculation of the amount in item 1(a)(vi) above:                                                   $
                                                                                                                 ---------------
         (viii) (a)(vi) minus (a)(vii):                                                                         $
                                                                                                                 ---------------
     (b) To the extent that the Aggregate RBC Ratio exceeds 300% as at the end of such Excess
Cash Calculation Period, 100% of the amount in excess of the amount required to maintain an
Aggregate RBC Ratio of 300%:                                                                                    $
                                                                                                                 ---------------
         (i)    amount, if any, that any Department has prohibited any Insurance Subsidiary from distributing to the Company to the extent that such prohibited amount is included in the
     calculation of the amount in item 1(b) above:                                                              $
                                                                                                                 ---------------
         (ii)   (b) minus (b)(i):                                                                               $
                                                                                                                 ---------------
     (c) Sum of (a)(viii) and (b)(ii):                                                                          $
                                                                                                                 ---------------
     (d) Amount by which the aggregate amount of cash on hand and Cash Equivalents of the
Company and its Subsidiaries (other than the Insurance Subsidiaries) exceeds $50,000,000 at
the time of prepayment:                                                                                         $
                                                                                                                 ---------------
     (e) Lesser of (c) and (d):                                                                                 $
                                                                                                                 ---------------
     (f) Amount applied to the redemption or repurchase of the New CNC Preferred Stock to the
extent permitted by Section 2.08(e) of the Agreement:(4)                                                        $
                                                                                                                 ---------------
     (g) (e) minus (f):                                                                                         $
                                                                                                                 ---------------

------------------
4    Such amount not to exceed 50% of the amount in item 1(e) above.

2. Section 6.15(c) -- Exclusions from cash and Cash Equivalents to be maintained in Collateral Accounts

------------------------------------------------------------------------ ---------------------- ----------------------

                                                                                                       Actual
                                                                                Maximum               (measured
                                                                               Permitted              as of the
Item                                                                         (at any time)         Statement Date)
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (a) Aggregate amount of cash and Cash Equivalents maintained in any account of CCM so long as such account is funded to satisfy CCM's obligations under expense reimbursement agreements to which CCM is a
party:                                                                         $2,000,000               $
                                                                                                         ------------
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (b) Aggregate amount of cash and Cash Equivalents maintained in
all trust accounts:                                                            $2,000,000               $
                                                                                                         ------------
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (c) Aggregate amount of cash and Cash Equivalents maintained in accounts(maintained to satisfy qualified professional asset manager requirements under ERISA) of Obligors which are investment advisers
registered under the Investment Advisers Act of 1940 (including CCM):          $2,000,000               $
                                                                                                         ------------
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (d) Aggregate amount of cash and Cash Equivalents maintained in accounts (maintained to satisfy minimum net regulatory capital requirements imposed by NASD regulations pursuant to the Exchange Act)
of Obligors which are broker-dealers registered under the Exchange Act
and members of the NASD (including Conseco Equity Sales, Inc.):               $10,000,000               $
                                                                                                         ------------
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (e) Aggregate amount of cash and Cash Equivalents in other
accounts:                                                                      $1,000,000               $
                                                                                                         ------------
------------------------------------------------------------------------ ---------------------- ----------------------

3. Section 7.01 -- Limitation on Indebtedness; Certain Capital Stock

------------------------------------------------------------------------ ---------------------- ----------------------

                                                                                Maximum                Actual
                                                                               Permitted              (measured
                                                                             (at any time             as of the
Item                                                                         outstanding)          Statement Date)
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (a) Aggregate principal amount of Capitalized Lease Liabilities
and Purchase Money Debt:                                                      $25,000,000               $
                                                                                                         ------------
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (b) Aggregate principal amount of intercompany Indebtedness of
Excluded Subsidiaries:                                                         $5,000,000               $
                                                                                                         ------------
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (c) Aggregate principal amount of other secured Indebtedness
under Section 7.01(a)(xiii) of the Agreement:                                 $10,000,000               $
                                                                                                         ------------
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (d) Aggregate principal amount of other unsecured Indebtedness
under Section 7.01(a)(xiv) of the Agreement:                                  $50,000,000               $
                                                                                                         ------------
------------------------------------------------------------------------ ---------------------- ----------------------

4. Section 7.02 -- Liens

------------------------------------------------------------------------ ---------------------- ----------------------

                                                                                Maximum                Actual
                                                                               Permitted              (measured
                                                                             (at any time             as of the
Item                                                                         outstanding)          Statement Date)
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (a) Aggregate amount of Indebtedness and other obligations
secured by Liens under Section 7.02(o) of the Agreement:                      $10,000,000               $
                                                                                                         ------------
------------------------------------------------------------------------ ---------------------- ----------------------

5. Section 7.03 -- Disposition of Assets

------------------------------------------------------------------------ ---------------------- ----------------------

                                                                                Maximum
                                                                               Permitted               Actual
                                                                               (for the               (measured
Item                                                                       period indicated)        as indicated)
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (a) Aggregate amount of intercompany Dispositions in the ordinary course of business to Excluded Subsidiaries:
                                                                                                    $
                                                                               $5,000,000            --------------
                                                                            during the term of       through the
                                                                              the Agreement        Statement Date
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (b) Aggregate statutory profit and/or gains on insurance policy sales or other portfolio transfers resulting from all Dispositions by the Company or any of its Subsidiaries pursuant to a Reinsurance
Agreement consummated after the Effective Date under clause (ii) of
Section 7.03(e) of the Agreement, subject to the provisos in clauses
(x) and (y) of such Section:
                                                                                                    $
                                                                             $250,000,000            --------------
                                                                           during the term            through the
                                                                           of the Agreement          Statement Date

                                                                                                     $
                                                                           $100,000,000               --------------
                                                                               in any                   for the
                                                                             Fiscal Year              Fiscal Year
                                                                                                      through the
                                                                                                    Statement Date

------------------------------------------------------------------------ ---------------------- ----------------------

6. Section 7.09 -- Investments and Acquisitions

------------------------------------------------------------------------ ---------------------- ----------------------

                                                                                Maximum
                                                                               Permitted               Actual
                                                                               (for the               (measured
Item                                                                       period indicated)        as indicated)
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (a) Aggregate amount expended for intercompany Investments in
Excluded Subsidiaries in the ordinary course of business:
                                                                                                    $
                                                                             $5,000,000              ---------------
                                                                          during the term of         through the
                                                                             the Agreement          Statement Date
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (b) Aggregate amount expended for Acquisitions (other than
Acquisitions that constitute Investments permitted by Section 7.09(f)
or 7.09(m) of the Agreementand other than Acquisitions financed with
Capital Stock of the Company) underSection 7.09(l) of the Agreement, subject to the provisos in clauses (x) and (y) of such Section:
                                                                                                    $
                                                                              $250,000,000           --------------
                                                                             during the term          through the
                                                                           of the Agreement         Statement Date

                                                                                                    $
                                                                               $75,000,000           --------------
                                                                                 in any                  for the
                                                                               Fiscal Year             Fiscal Year
                                                                                                       through the
                                                                                                     Statement Date
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (c) Aggregate amount expended for Investments under Section
7.09(m) of the Agreement:                                                                           $
                                                                                $25,000,000          ---------------
                                                                                  in any                 for the
                                                                                Fiscal Year            Fiscal Year
                                                                                                       through the
                                                                                                     Statement Date
------------------------------------------------------------------------ ---------------------- ----------------------

7. Section 7.10 -- Prepayments of Indebtedness; Modifications of Certain Agreements; Synthetic Purchase Agreements

------------------------------------------------------------------------ ---------------------- ----------------------

                                                                                Maximum
                                                                               Permitted               Actual
                                                                           (during the term         (through the
Item                                                                       of the Agreement)       Statement Date)
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
     (a) Aggregate amount expended for prepayments under Section                                        $
7.10(a)(iv) of the Agreement:                                                 $20,000,000                ------------
------------------------------------------------------------------------ ---------------------- ----------------------

8. Section 7.11 -- Debt to Total Capitalization Ratio

     (a) Maximum permitted:                                                                                      :1.0
                                                                                                             ----
     (b) Actual (measured as of the Statement Date):

         (i)   the principal amount of and accrued but unpaid interest on all Indebtedness of the
     Company outstanding on such date:                                                                  $
                                                                                                         ------------

                     (A) Indebtedness owing to any Subsidiary Guarantor:                                $
                                                                                                         ------------
                     (B) all obligations of the Company in respect of Swap Contracts:                   $
                                                                                                         ------------
                     (C) sum of (b)(i)(A) + (b)(i)(B):                                                  $
                                                                                                         ------------
                     (D) (b)(i) minus (b)(i)(C):                                                        $
                                                                                                         ------------
         (ii)  Total Capitalization:

                     (A) Total Shareholders' Equity of the Company:                                     $
                                                                                                         ------------
                     (B) sum of (b)(i)(D) + (b)(ii)(A):                                                 $
                                                                                                         ------------
         (iii) ratio of (b)(i)(D) to (b)(ii)(B):                                                                 :1.0
                                                                                                             ----


9. Section 7.12-- Interest Coverage Ratio

Calculation Period: [Four] Fiscal Quarters ended      ,
                                                 -----  -----
     (a) Minimum required:                                                                                       :1.0
                                                                                                             ----


     (b) Actual Conseco Available Cash Flow for the Calculation Period, without duplication:

         (i)    dividends paid in cash to the Company by any Subsidiary:                                $
                                                                                                         ------------
         (ii)   interest paid in cash to the Company by any Subsidiary pursuant to any
     intercompany Indebtedness owing by such Subsidiary to the Company:                                 $
                                                                                                         ------------
         (iii)  interest or principal paid in cash to the Company with respect to any Surplus
     Debenture:                                                                                         $
                                                                                                         ------------
         (iv)   amounts paid in cash to the Company under the Tax Sharing Agreement:                    $
                                                                                                         ------------
         (v)    management and other similar fees received by the Company under servicing
     agreements or otherwise from any Subsidiary:                                                       $
                                                                                                         ------------
         (vi)   amounts paid in cash to the Company pursuant to a loan made to it by any
     Subsidiary:                                                                                        $
                                                                                                         ------------
         (vii)  the Company's Investment Income received in cash:                                       $
                                                                                                         ------------
         (viii) sum of (b)(i) through (b)(vii):                                                         $
                                                                                                         ------------
         (ix)   cash operating expenses of the Company:                                                 $
                                                                                                         ------------
         (x)    Capital Expenditures of the Company made in cash:                                       $
                                                                                                         ------------
         (xi)   amounts, if any, paid by the Company in respect of interest on or in
     repayment of any loan made to it by any Subsidiary:                                                $
                                                                                                         ------------
         (xii)  solely for any Calculation Period ending on or prior to March 31, 2005, cash charges not exceeding $20,000,000 in the aggregate related to the Reorganization
     Transactions and incurred on or prior to June 30, 2004:                                            $
                                                                                                         ------------
                     (A)  charges, if any, that payment of which was reserved by the Company prior to the Calculation Period and such reserve is reflected in the business plan prepared by the Company in connection with the
             Reorganization Transactions:
                                                                                                        $
                                                                                                         ------------
                     (B) (b)(xii) minus (b)(xii)(A):                                                    $
                                                                                                         ------------

         (xiii) amounts paid in cash by the Company to any Insurance Subsidiary in respect of any overpayment by such Insurance Subsidiary of amounts required to be paid by such
     Insurance Subsidiary to the Company under the Tax Sharing Agreement:                               $
                                                                                                         ------------
         (xiv)  Sum of (b)(ix) + (b)(x)+ (b)(xi)+ (b)(xii)(B)+ (b)(xiii):                               $
                                                                                                         ------------
         (xv)   (b)(viii) minus (b)(xiv):                                                               $
                                                                                                         ------------
                     (A) amounts, if any, received by the Company or any of its
             Subsidiaries and required to be applied to prepay the Borrowings pursuant to Section 2.08 (other than pursuant to Section 2.08(e))
             of the Agreement, to the extent otherwise included in Conseco
             Available Cash Flow for any Calculation Period:
                                                                                                        $
                                                                                                         ------------
                     (B) (b)(xv) minus (b)(xv)(A):                                                      $
                                                                                                         ------------
     (c) Actual Cash Interest Expense for the Calculation Period:

         (i)    total interest expense, to the extent paid or payable in cash, of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP, excluding interest paid or, without duplication, accrued but unpaid by any Insurance Subsidiary to
     the extent otherwise included in total interest expense in this item:                              $
                                                                                                         ------------

         (ii)   total dividends paid or payable in cash on any preferred stock issued by the Company to the extent the terms of such preferred stock require payment of cash
     dividends:                                                                                         $
                                                                                                         ------------
         (iii)  sum of (c)(i) and (c)(ii):                                                              $
                                                                                                         ------------
     (d) Ratio of (b)(xv)(B) to (c)(iii):                                                                        :1.0
                                                                                                             ----

10. Section 7.13 -- Conseco EBITDA

Calculation Period: [Four] Fiscal Quarters ended     ,
                                                 ----  ----
     (a) Minimum required:                                                                              $
                                                                                                         ------------
     (b) Consolidated Net Income of the Company for the Calculation Period:                             $
                                                                                                         ------------
     (c) Without duplication and to the extent reflected as a charge in the statement of such consolidated Net Income for the Calculation Period, all as determined on a consolidated basis:

         (i)    income tax expense:                                                                     $
                                                                                                         ------------
         (ii)   interest expense, including, to the extent included as interest expense in accordance with GAAP, amortization or write off of debt discount and debt issuance costs
     and commissions, discounts and other fees and charges associated with Indebtedness:                $
                                                                                                         ------------
         (iii)  depreciation and amortization of tangible and intangible assets (including any amortization of premium (or discount) associated with the Company's actively managed fixed income maturities, which amortization is related to mark-to-market adjustments made on August 31, 2003 pursuant to principles of
     fresh start accounting):                                                                           $
                                                                                                         ------------
         (iv)   to the extent not capitalized under GAAP, renewal commissions calculated at
     ultimate commission rates for those insurance products falling within the guidance of FAS 60:      $
                                                                                                         ------------
         (v)    losses on sales of assets outside of the ordinary course of business:                   $
                                                                                                         ------------
         (vi)   realized or unrealized losses, if any, on Investments of Insurance Subsidiaries:        $
                                                                                                         ------------
         (vii)  solely for any Calculation Period ending on or prior to March 31, 2005, cash charges (details of which are included in a Schedule attached hereto) not exceeding
     $20,000,000 in the aggregate and other non-cash charges, in each case related to the
     Reorganization Transactions and incurred on or prior to June 30, 2004:                             $
                                                                                                         ------------
         (viii) any other non-recurring cash charges (not to exceed $25,000,000 in the aggregate for all Calculation Periods and details of which are included in a Schedule attached hereto)
     and non-recurring non-cash charges (not to exceed $50,000,000 in the aggregate for all
     Calculation Periods) taken by any Insurance Subsidiary arising out of the restructuring, consolidation, severance or discontinuance of any portion of the operations, employees
     and/or management of such Insurance Subsidiary or any businesses thereof:(5)                       $
                                                                                                         ------------
         (ix)   non-cash charges reflecting the cumulative effect of changes in GAAP to the
     extent such charges relate to any prior Calculation Period:                                        $
                                                                                                         ------------

---------------
5    See item 10(g) below.

         (x)    non-cash charges taken to write off any goodwill included in the Company's
     balance sheet on the Effective Date to the extent such charges are required by FAS 142:            $
                                                                                                         ------------
         (xi)   sum of (c)(i) through (c)(x):                                                           $
                                                                                                         ------------
     (d) Without duplication and to the extent reflected as a gain in the statement of such consolidated Net Income for the Calculation Period, all as determined on a consolidated basis:

         (i)    gains, if any, on sales of assets outside of the ordinary course of business:           $
                                                                                                         ------------
         (ii)   realized or unrealized gains on Investments of Insurance Subsidiaries:                  $
                                                                                                         ------------
         (iii)  sum of (d)(i) and (d)(ii):                                                              $
                                                                                                         ------------
     (e) (c)(xi) minus (d)(iii):                                                                        $
                                                                                                         ------------
     (f) Sum of (b) and (e):                                                                            $
                                                                                                         ------------
     (g)

------------------------------------------------------------------------ ---------------------- ----------------------

                                                                                Maximum                Actual
                                                                               Permitted          (in the aggregate
                                                                          (during the term of        through the
Item                                                                        the Agreement)         Statement Date)
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
         (i)    Aggregate amount for all Calculation Periods of
     non-recurring cash charges taken by any Insurance Subsidiary pursuant to clause (h) of the definition of Conseco EBITDA in the
     Agreement:                                                                $25,000,000              $
                                                                                                         ------------
------------------------------------------------------------------------ ---------------------- ----------------------
------------------------------------------------------------------------ ---------------------- ----------------------
         (ii)   Aggregate amount for all Calculation Periods of
     non-recurring non-cash charges taken by any Insurance Subsidiary pursuant to clause (h) of the definition of Conseco EBITDA in
     the Agreement:                                                            $50,000,000              $
                                                                                                         ------------
------------------------------------------------------------------------ ---------------------- ----------------------

11. Section 7.14 -- Aggregate RBC Ratio

     (a) Minimum required:                                                                                         %
                                                                                                                ----


     (b) Actual (measured as of the Statement Date):

         (i)    aggregate Total Adjusted Capital (as defined by each relevant
     Insurance Subsidiary's Department) for all Insurance Subsidiaries taken as a whole:                 $
                                                                                                          -----------
         (ii)   aggregate Authorized Control Level Risk-Based Capital (as defined by each relevant Insurance Subsidiary's Department) for all Insurance Subsidiaries taken as
     a whole:                                                                                            $
                                                                                                          -----------
         (iii)  ratio of (b)(i) to (b)(ii) (expressed as a percentage):                                             %
                                                                                                                ----

         (iv)   one half of the ratio in (b)(iii) (expressed as a percentage):                                      %
                                                                                                                ----

12. Section 7.15 -- Individual Risk-Based Capital Ratio(6)

     (a) Minimum required:

         (i)    Bankers Life and Casualty Company                                                                   %
                                                                                                                ----
         (ii)   Conseco Life Insurance Company                                                                      %
                                                                                                                ----
         (iii)  Conseco Annuity Assurance Company                                                                   %
                                                                                                                ----
         (iv)   Conseco Health Insurance Company                                                                    %
                                                                                                                ----
         (v)    each other Active Material Insurance Subsidiary                                                     %
                                                                                                                ----
     (b) Actual for [name of Insurance Subsidiary] (measured as of the Statement Date)
[repeat for each Insurance Subsidiary listed under item 12(a)]:

         (i)    aggregate Total Adjusted Capital (as defined by the relevant Insurance
     Subsidiary's Department) for such Insurance Subsidiary:                                             $
                                                                                                          ----------
         (ii)   aggregate Authorized Control Level Risk-Based Capital (as defined by
     the relevant Insurance Subsidiary's Department) for such Insurance Subsidiary:                      $
                                                                                                          ----------
         (iii)  ratio of (b)(i) to (b)(ii) (expressed as a percentage):                                            %
                                                                                                               ----

-----------
6    Only required as at the end of each Fiscal Year.


         (iv)   one half of the ratio in (b)(iii) (expressed as a percentage):                                     %
                                                                                                               ----

13. Section 7.16-- Combined Statutory Capital and Surplus Level

     (a) Minimum Statutory Capital and Surplus required (measured as of the Statement Date):

         (i)    85% of the Combined Statutory Capital and Surplus of the Insurance
     Subsidiaries as of the last day of the Fiscal Quarter most recently ended prior
     to the Effective Date:                                                                             $
                                                                                                         -----------
         (ii)   Statutory Net Income (if positive) of the Insurance Subsidiaries for each
     Fiscal Quarter after the Effective Date and ending on or prior to the Statement Date:              $
                                                                                                         -----------
                (A)  portion, if any, of Statutory Net Income attributable to the
         Existing Reinsurance Transactions and separately deducted from
         Combined Statutory Capital and Surplus:
                                                                                                        $
                                                                                                         -----------
                (B) (a)(ii) minus (a)(ii)(A):                                                           $
                                                                                                         -----------

                (C) 50% of (a)(ii)(B):                                                                  $
                                                                                                         -----------
         (iii)  aggregate principal amount of Surplus Debentures issued by the Insurance
     Subsidiaries during the period from the Effective Date to the Statement Date:                      $
                                                                                                         -----------
         (iv)   sum of (a)(i) + (a)(ii)(C) + (a)(iii):                                                  $
                                                                                                         -----------
         (v)    the aggregate amount of dividends paid and principal amount of Surplus
     Debentures paid or prepaid directly or indirectly in cash to the Company by the Insurance
     Subsidiaries during the period from the Effective Date to the Statement Date:                      $
                                                                                                         -----------
         (vi)   the aggregate amount of cash applied to the prepayment, repayment, repurchase or redemption of the Loans or the New CNC Preferred Stock during the period from the
     Effective Date to the Statement Date:                                                              $
                                                                                                         -----------
         (vii)  the lesser of (a)(v) and (a)(vi):                                                       $
                                                                                                         -----------
         (viii) (a)(iv) minus (a)(vii):                                                                 $
                                                                                                         -----------
      (b)      Combined Statutory Capital and Surplus (measured as of the Statement Date):

         (i)    amount shown on the Combined Statutory Statement of the Insurance Subsidiaries
     on p.3, line 38:                                                                                   $
                                                                                                         -----------
         (ii)   amount shown on the Combined Statutory Statement of the Insurance Subsidiaries
     on p.3, line 24.1:                                                                                 $
                                                                                                         -----------
         (iii)  sum of (b)(i) and (b)(ii):                                                              $
                                                                                                         -----------

14. Section 7.17-- Investment Portfolio Requirement

Measured as of the Statement Date:

     (a) Aggregate fair market value of all Investments held by the Insurance
Subsidiaries:                                                                                           $
                                                                                                         -----------
     (b) Aggregate fair market value of all Investments of the Insurance Subsidiaries
that are not Investment Grade Assets:                                                                   $
                                                                                                         -----------
         (i)    maximum permitted ratio of (b) to (a) (expressed as a percentage):                                10%

         (ii)   actual ratio of (b) to (a) (expressed as a percentage):                                             %
                                                                                                                ----
     (c) Aggregate fair market value of all Investments of the Insurance Subsidiaries that
are non-NAIC rated:                                                                                     $
                                                                                                         -----------
         (i)    maximum permitted ratio of (c) to (a) (expressed as a percentage):                                 6%

         (ii)   actual ratio of (c) to (a) (expressed as a percentage):                                             %
                                                                                                                ----
     (d) Aggregate fair market value of all Investments of the Insurance Subsidiaries that
consist of Capital Stock:                                                                               $
                                                                                                         -----------
         (i)    maximum permitted ratio of (d) to (a) (expressed as a percentage):                                 1%

         (ii)   actual ratio of (d) to (a) (expressed as a percentage):                                             %
                                                                                                                ----

                                   SCHEDULE 3

                          TO THE COMPLIANCE CERTIFICATE








                         Report of Independent Auditors


To Bank of America, N.A., as Agent:

We have audited, in accordance with auditing standards generally accepted in the United States of America, the balance sheet of Conseco, Inc. ("Conseco") and subsidiaries as of [date] and the related statements of operations, of shareholders' equity and of cash flows for the year then ended, and have issued our report thereon dated [date].

In connection with our audit, nothing came to our attention that caused us to believe that Conseco failed to comply with the terms, covenants, provisions, conditions or other matters set forth in Schedule 2 of the Compliance Certificate dated as of [date] delivered pursuant to Section 6.02(a) of the Credit Agreement dated [date] with Bank of America, N.A., as Agent, and the other financial institutions party thereto (the "Lenders") insofar as they relate to accounting matters. However, our audit was not directed primarily toward obtaining knowledge of such noncompliance. For purposes of Section 7.13 of the Credit Agreement, the "non-recurring cash charges" and "non-recurring non-cash charges" are defined by Conseco as set forth on Exhibit 1 attached hereto and we make no comment with respect to such definitions.

This report is intended solely for the information and use of Bank of America, N.A., as Agent, the Lenders and the board of directors and management of Conseco and is not intended to be and should not be used by anyone other than these specified parties.


Independent Public Accounting Firm

[Date of Report on Audited Financial Statements]

                                                                      Exhibit 1


Non-Recurring Cash Charges



        [Conseco to provide]


Non-Recurring Non-Cash Charges



        [Conseco to provide]





The definition of non-recurring cash and non-cash charges has been determined by Conseco.